Filed Number: 333-71813
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933




PIONEER
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STRATEGIC INCOME FUND





Prospectus


February 1, 2006


Class R Shares





Contents
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Basic information about the fund ..............  1
Management .................................... 11
Buying, exchanging and selling shares ......... 13
Dividends, capital gains and taxes ............ 29
Financial highlights .......................... 30


Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


[Logo] PIONEER
       Investments(R)

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An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Contact your investment professional to discuss how the fund fits into your portfolio.
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Basic information about the fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:
o    Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o    Investment grade securities of U.S. issuers
o    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o    Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Basic information about the fund

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.


Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


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Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
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Principal risks of investing in the fund
Even though the fund seeks a high level of current income, you could lose money on your investment, or the fund could fail to generate current income, if:
o Interest rates go up, causing the value of the fund's investments to decline
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Investment in high yield securities involves substantial risk of loss.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:
o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

Basic information about the fund


o The possibility that a counterparty may not complete a currency or securities transaction

o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return
o Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance

The chart shows the year-by-year performance of the fund's Class R shares.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares is based on the performance of the fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after Class R shares commenced operations, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


You do not pay a sales charge on purchases of Class R shares.



Annual return Class R shares
(Year ended December 31)

'00                     4.66
'01                     6.49
'02                    10.04
'03                    21.29
'04                    10.42
'05                     2.18

The highest calendar quarterly return was 8.70% (03/31/2003 to 06/30/2003)


The lowest calendar quarterly return was -2.29% (03/31/2004 to 06/30/2004)

Basic information about the fund

Comparison with the Lehman Brothers U.S. Universal Index

The table shows the average annual total returns for Class R shares of the fund over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.


Unlike the fund, the index is not managed and does not incur expenses. The table:
o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions


The performance of Class R shares for the period prior to the commencement of operations of Class R shares is based on the performance of the fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after Class R shares commenced operations, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares.

You do not pay a sales charge on purchases of Class R shares.


Average annual total return (%)
(for periods ended December 31, 2005)



                                                               Since  Inception
                                        1 Year   5 Years   Inception      Date#
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Class R+                                                               4/15/99
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Return before taxes                     2.18       9.90       7.78
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Return after taxes
on distributions                       -0.09       8.57       6.81
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Return after taxes
on distributions
and sale of shares                      1.54       7.85       6.23
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Lehman Brothers U.S. Universal Index
(reflects no deduction for taxes)       2.71       6.26       6.15
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# Inception date of the fund's Class A shares. Class R shares commenced operations on April 1, 2003.

+ The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees


paid directly from your investment                                 Class R
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Maximum sales charge (load) when you buy shares                      None
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Maximum deferred sales charge (load) when you sell shares            None
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Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                        Class R
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Management Fee                                                      0.60%
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Distribution (12b-1) Fee                                            0.50%
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Other Expenses                                                      0.20%
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Total Annual Fund Operating Expenses(1)                             1.30%
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Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's total operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                     Number of years you own your shares
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                                   1           3           5            10
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Class R                          $132        $412        $713         $1,568
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1 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about the fund

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in a broad range of debt securities to achieve a high level of current income.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than debt securities

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, equity-based exchange-traded funds (ETFs) and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income, the fund invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the fund's portfolio.


The fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Additional information about debt securities
The fund's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association, by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the issuer's securities, like the Federal National Mortgage Association, or only by the credit of the issuer, such as the Tennessee Valley Authority.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Basic information about the fund

Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rate.


Derivatives
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.


Management fee

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% of the fund's average daily net assets up to $1 billion, 0.55% of the next $9 billion and 0.50% on assets over $10 billion.


The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semi-annual report to shareholders, dated March 31, 2005.

Management

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, exchanging and selling shares


Net asset value


The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.


The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Buying, exchanging and selling shares


You buy or sell Class R shares at the share price.


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Share price

The net asset value per share calculated on the day of your transaction.

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Eligible Class R share investors
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Other classes of shares of the fund may be offered through one or more separate prospectuses. Eligible Class R share investors are also eligible to purchase these other classes. However, plan participants may only purchase classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan. Your investment firm may receive different compensation depending upon which class is chosen.

Distribution and service plans
The fund has adopted a distribution plan for Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Class R distribution plan, the fund pays distribution fees of 0.50% of average daily net assets attributable to Class R shares to the distributor. The distributor uses this fee, among other things, to compensate broker-dealers who engage in or support the distribution of the fund's Class R shares. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

The fund has also adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Sales charges

You buy Class R shares at net asset value per share. The fund does not impose any initial or contingent deferred sales charge on Class R shares.


Information for Plan Participants
Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareowner services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the fund.

The fund allows you to exchange your Class R shares for Class R shares of another Pioneer fund that is available through your plan. Exchanges are made at net asset value.


Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.

Buying, exchanging and selling shares


Information for Plan Sponsors and Administrators


Opening an account
Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Retirement Plans Department at 1-800-622-0176.

If the retirement plan invests in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to an investment in the fund, and the investment professional or intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Share price
If the plan or a participant in the plan places an order to purchase, exchange or sell shares through a plan administrator or broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), the transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange that day. If the order is placed through a plan administrator or broker-dealer after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after the order is received in good order by the fund. The plan administrator or broker-dealer is responsible for transmitting the order to the fund in a timely manner.


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Good order means that:
o    The plan or its agents have provided adequate instructions
o    There are no outstanding claims against the account
o    There are no transaction limitations on the account
o    The plan or its agent's request includes a signature guarantee if the plan:
     -    Is selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed its account registration or address within the last 30 days
     - Instructs the transfer agent to mail the check to an address different from the one on the account
     -    Wants the check paid to someone other than the account owner(s)
     - Is transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
Plans and their participants can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment.

Normally, the plan's investment firm will send a purchase request to the fund's transfer agent. Consult the plan's investment professional for more information. The investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for purchase of fund shares by the plan or plan participants.

Exchanging
The fund allows plans and plan participants to exchange Class R shares at net asset value.

Selling
Class R shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives a request in good order.


The fund generally will send any sale proceeds to the plan's custodian by check, bank wire or electronic funds transfer. Normally, sales proceeds will be paid within seven days. If the plan recently purchased the shares being sold, the fund may delay payment of the sale proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

Buying, exchanging and selling shares

Information for IRA Rollover Accounts

Opening your account
IRA Rollover Accounts may be eligible to open an account and purchase Class R shares by contacting any investment firm authorized to sell the fund's shares. You can obtain an application from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176. You may also open your Class R share account by completing an account application and sending it to the transfer agent by mail or by fax.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Minimum account size for IRA Rollovers
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

Minimum investment amounts
There is no minimum initial amount for Class R share investments.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

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Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account

o    The request includes a signature guarantee if you:

     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
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Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you are an eligible investor and do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy Class R shares at net asset value per share. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

Exchanging
You may exchange Class R shares for the Class R shares of another Pioneer mutual fund.

The fund allows you to exchange your Class R shares at net asset value.

Buying, exchanging and selling shares

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. Other Pioneer funds may not be available in certain retirement plans.


You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

By phone
After you establish an eligible fund account, you can exchange fund shares by phone if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information

Selling
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

You generally may sell fund shares by phone only if your account is an IRA (tax penalties may apply). You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Sales may be taxable transactions to shareowners.

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You may incur taxes and tax penalties if the proceeds are sent to the beneficiary of the IRA.
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Account options
See the account application form for more details on each of the following options.

Automatic exchanges
You can automatically exchange your fund shares for Class R shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Buying, exchanging and selling shares

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500. If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends
If you are over the age of 59 1/2, you can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)

The above limits are waived for required minimum distributions from your IRA Rollover account.

Systematic sales of fund shares may be taxable transactions for you unless you are exempt from tax.

Direct deposit

If you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Information for All Shareowners

Shareowner services
For plan participants, shareowner services may only be available through the plan administrator and may be different than those described in this prospectus. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the fund.

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Current account information if your shares are registered in your own name and not the name of your plan or other intermediary
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o    Prospectuses for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer IRA Rollover accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Request account statements If your account is registered in the name of an employer-sponsored retirement plan, broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. Plans and IRA Rollover accounts will be sent confirmation statements showing the details of your transactions as they occur.

Tax information for IRA Rollovers
In January following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Buying, exchanging and selling shares

Shareowner account policies

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Signature guarantees and other requirements

Plans and IRA Rollover Accounts are required to obtain a signature guarantee when:

o    Requesting certain types of exchanges or sales of fund shares
o    Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


In kind purchases
Pioneer may accept securities to purchase shares of the fund in lieu of cash provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.


Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since the fund may invest a significant portion of its assets in junk bonds, the fund may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

Buying, exchanging and selling shares

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Because the fund invests a significant portion of its portfolio in securities that are fair valued, this risk may be greater. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

In addition to monitoring trades, the policies and procedures provide that:
o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B, Class C and Class R shares that may occur in any calendar year. See "Exchange limitation."

o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."
o Since the fund invests in fixed income securities that may not trade on a daily basis, such as junk bonds, the fund may price certain of its assets at their fair value, as discussed under "Net asset value."


The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded.


Other policies
The fund and the distributor reserve the right to:

o    reject any purchase or exchange order for any reason, without prior notice

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:

o    stop offering Class R shares
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

Buying, exchanging and selling shares


How to contact us


By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website

www.pioneerfunds.com


By fax

Fax your exchange and sale requests to:
1-800-225-4240

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your social security number or other taxpayer identification number to the fund along with any certifications required by the Internal Revenue Service when you open an account.


You should ask your tax adviser about any federal, state, local and foreign tax considerations. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights


The financial highlights table helps you understand the fund's financial performance since the inception of Class R shares.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class R shares of the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer Strategic Income Fund

Class R shares

                                                         Year Ended   Year Ended     4/1/03 to
                                                           9/30/05      9/30/04       9/30/03
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Net asset value, beginning of period                     $  10.74      $ 10.45      $  9.78
                                                         ----------------------------------
Increase from investment operations:
  Net investment income                                  $   0.54      $  0.53      $  0.28
  Net realized and unrealized gain on investments and
   foreign currency transactions                             0.20         0.42         0.67
                                                         ----------------------------------
     Net increase from investment operations             $   0.74      $  0.95      $  0.95
Distributions to shareowners:
  Net investment income                                     (0.62)       (0.57)       (0.28)
  Net realized gain                                         (0.10)       (0.09)           -
                                                         ----------------------------------
Net increase (decrease) in net asset value               $   0.02      $  0.29      $  0.67
                                                         ----------------------------------
Net asset value, end of period                           $  10.76      $ 10.74      $ 10.45
                                                         ==================================
Total return*                                                7.00%        9.46%        9.83%
Ratio of net expenses to average net assets+                 1.28%        1.26%        1.06%**
Ratio of net investment income to average
  net assets+                                                4.83%        5.33%        4.75%**
Portfolio turnover rate                                        48%          48%          55%
Net assets, end of period (in thousands)                 $ 32,028      $ 3,721      $   176
Ratios with no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                               1.30%        1.33%        1.36%**
  Net investment income                                      4.81%        5.26%        4.45%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                               1.28%        1.26%        1.06%**
  Net investment income                                      4.83%        5.33%        4.75%**
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* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                                     Notes

                                     Notes

Pioneer
Strategic Income Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-888-294-4480.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerfunds.com.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-09223)

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       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   18719-00-0206
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC